Net Income Per Share (Tables)	12 Months Ended
Dec. 31, 2017
Net Income Per Share
Schedule of computation of basic and diluted net income per share

	For the year ended December 31,
	2015	2016	2017
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	6,735,108	11,604,520	10,707,939

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,284,382	3,281,729	3,290,312
Dilutive effect of employee stock options and restricted share units	20,831	25,380	25,166

Weighted average number of ordinary shares outstanding, diluted	3,305,213	3,307,109	3,315,478

Net income per share, basic (RMB)	2.05	3.54	3.25

Net income per share, diluted (RMB)	2.04	3.51	3.23